                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 19, 2002
                    -----------------------------------------
                                (Date of Report)


                                  May 5, 2002
                    -----------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                         1-4085                 04-1734655
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

 784 Memorial Drive, Cambridge, Massachusetts                   02139
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   (Address of principal executive offices)                   (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in Wilmington, Delaware.

On June 13, 2002, Polaroid Corporation and its U.S. subsidiaries filed a monthly operating report (see Exhibits 99.1 below) for the period from October 12, 2001 through May 5, 2002 with the Bankruptcy Court as required by the Bankruptcy Court.


ITEM 7(c). EXHIBITS

Exhibit 99.1 Monthly operating report for the period from October 12, 2001 through May 5, 2002 for Polaroid Corporation and its U.S. subsidiaries.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLAROID CORPORATION
                                              (Registrant)


                                         By: /s/ LOUISE L. CAVANAUGH
                                            ------------------------------------
                                            Louise L. Cavanaugh
                                            Senior Corporate Attorney and
                                              Assistant Secretary

Dated: June 19, 2002